Exhibit 99.1

Howard Weil

33rd Annual Energy Conference

April 2005

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements that involve certain assumptions and known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.

Company History

PXP

Spinoff

2002

Acquired

Nuevo

2004

3TEC

2003

Los Angeles, San Joaquin and Santa Maria Basins Onshore and Offshore California

Gulf Coast Basin Onshore and Offshore Louisiana

West Texas

Large Durable Oil Resource Base

392 MMBOE*

San Joaquin Valley

Offshore

California

L.A. Basin

17 MMBOE*

West Texas

South LA

Reserves*

409 MMBOE

11%

89%

Avg. 2004 Production

58 MBOEPD **

20%

80%

* 2004 year-end proved reserves adjusted to reflect 1st QTR 2005 asset transaction announcements

** Adjusted to reflect 1st QTR 2005 asset transaction announcements

PXP: Uniquely Positioned to Create Value

Exploit Large

Durable Oil Resource Base

Concentrated California oil resource base

Low risk projects contributing visible production and reserve growth

Extensive, underutilized infrastructure

Long reserve life

Capture Emerging

Value Creation Opportunities

T-Ridge

Deepwater Gulf of Mexico

Southern California Real Estate

PXP—Western Development Unit

Arroyo Grande

Cymric

So. Belridge

Mount Poso

Buena Vista Midway Sunset

Inglewood, San Vicente, Packard & Montebello

California’s Historical Oil Production

Barrels Per Day

1,200,000 800,000

400,000

0

1950 1960 1970 1980 1990 2000

California’s fields are among the largest and most prolific in the world

California ranks 4th out of 52 states in crude reserves and production

California ranks 3rd out of 52 states in refinery capacity

Technology has increased field recovery

Source: California Division of Oil, Gas and Geothermal Resources; Department of Oil Properties, City of Long Beach

San Joaquin Valley—Regional Cross Section

Large geologic structures, gentle folds with normal faults 25,000 feet of sediment deposits at the valley center 12 fields have each produced 250+ million barrels of oil PXP has interests in 3 of the top producing fields Belridge Midway Sunset Cymric

California Department of Oil & Gas, 1980

San Joaquin Valley—Historical Production

Barrels Per Day

1,000,000 800,000 600,000 400,000 200,000 0

1935 1945 1955 1965 1975 1985 1995 2004

Source: California Department of Conservation and the CCCOGP

San Joaquin Valley – PXP Assets

Original oil & gas in-place: 2.8 net BBOE Total recoveries to-date: 626 net MMBOE or 22% of OIP

Total estimated potential: 1.0 net BBOE or 36% of OIP

Avg. 2004 production 20,000 net BOEPD

1,500 future well locations in the San Joaquin and Arroyo Grande asset areas

175 wells planned in 2005

Average well cost $400,000 Technologies: Cyclic steam & steam flooding Aquifer drawdown Horizontal well development Hydraulic fracture stimulation Diatomite steam stimulation

LOST HILLS

NORTH BELRIDGE

SOUTH BELRIDGE

CYMRIC

McKITTRICK

ASPHALTO

MIDWAY SUNSET

Buena Vista

ELK HILLS

RR GAP

PXP Fee Land PXP Leased Land PXP Royalty

PXP Surface or Mineral Fee

San Joaquin Valley –

Cymric Field

Discovered 1909

Produces from Diatomite and Tulare formations 80 to 90 wells planned in 2005 Horizontal and vertical wells Production response due to cyclic steam stimulations & drilling

BOPD

12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0

92 93 94 95 96 97 98 99 00 01 02 03 04 05

Oil

CYMRIC FIELD Diatomite Type Log

1,100’

1,700’

San Joaquin Valley –

South Belridge Field

Discovered 1911

Produces from Diatomite and Tulare formations 25 to 30 wells planned in 2005 Horizontal and vertical wells Production response due to horizontal drilling and steam flooding

B/D—MCFD

5,500 5,000 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 0

97 98 99 00 01 02 03 04 05

Oil-14 Day Avg Gas-14 Day Avg

HOPKINS FEE Tulare Type Log

700’

1,300’

Los Angeles Basin – Oil Fields

Los Angeles Basin - PXP Assets



San Vicente
Las Ciengas
East Los Angeles
Inglewood
Packard
Bandini
Montebello
Sansinena

- Original oil & gas in-place: 2.9 net BBOE
- Total recoveries to-date: 644 net MMBOE or 22% of OIP
- Total estimated potential: 994 net MMBOE or 34% of OIP
- Avg. 2004 production 16,000 net BOEPD*

- 400+ future well locations in Los Angeles and Ventura Basins
- 50 to 60 wells planned in 2005
- Average well cost $1.6 million
- Technologies:
  - Water flooding
  - 3-D seismic
  - Hydraulic fracture stimulation
  - Passive seismic
  - Gravel - packing

* Adjusted to reflect 1st QTR 2005 asset transaction announcements

14

PXP

Los Angeles Basin—Inglewood Field

Initial discovery 1925

Produces from the shallow Vickers-Rindge and deeper Moynier and Sentous zones 50 to 60 wells planned in 2005 Production response due to drilling, water flooding and hydraulic fracture stimulation

BOEPD

11,000 9,000 7,000 5,000 3,000

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Los Angeles Basin—Inglewood Field

West to East Structural Cross Section

Inglewood Field Type Log

700’

Vickers

Rindge

Rubel

Moynier

Bradna

Nod Shale

Sentous

9,000’

W

1900 feet

E

-1000

-2000

-3000 -4000 5000 -6000 -7000 -8000 -9000

340+ future well locations

Eastern Development Unit

- Avg. 2004 production 10,000 net BOEPD*
- 20 to 25 wells planned in 2005
- Technologies:
  - 3-D seismic
  - Tight gas sand stimulations
  - High rate gravel packs
  - Horizontal drilling



TEXAS
LOUISIANA
Pakenham Area
Terrebonne Fee
Breton Sound

* Adjusted to reflect 1st QTR 2005 asset transaction announcements

17

PXP

PXP—Reserve Replacement Statistics

2004 3-Yr Avg. 10-Yr Avg.* Reserve Replacement All-in 975% 654% 584%

Discoveries/Ext./Revisions 152% 120% 244%

Finding & Developing Cost

All-in $6.97 $7.23 $4.99

Discoveries/Ext./Revisions $5.71 $7.07 $3.71

2004 Reserves**

Percent Oil 89% Percent Developed 68%

* Includes predecessor company results

** Adjusted to reflect 1st QTR 2005 asset transaction announcements

PXP—Emerging Growth Opportunities

T-Ridge Project—Pacific Development Unit L/M Miocene Trend – Deepwater Gulf of Mexico Southern California Real Estate

PXP – Emerging Growth

Pacific Development Unit

Pt. Pedernales &. T-Ridge T-

Point Arguello & Rocky Point

San Joaquin Valley

L.A. Basin

PXP – Emerging Growth

Pacific Development Unit

Original oil & gas in-place: 2.3 net BBOE

Total recoveries to-date: 145 net MMBOE or 6% of OIP

Total estimated potential: 395 net MMBOE or 17% of OIP Avg. 2004 production 12,000 net BOEPD

Point Arguello Unit

Rocky Point development

Point Pedernales Unit

T-Ridge development

Technologies:

Infrastructure Directional drilling Intelligent completions 3-D seismic

Pt. Pedernales Unit

Shoreline

T- Ridge Prospect Area

Bonito Unit

Legend

Producing/Developable

Suspended/Not Presently Developable

Permits Required for Development

Sword Unit

Rocky Point Unit

Pt. Arguello Unit

PXP – Emerging Growth

Pacific Development Unit

Rocky Point Type Log

5,490’

7,500’

Rocky Point C-12 Well

17000

PA17

PA19

Top

Monterey

PA20

18000

PA21

PA22

PA17

PA19

PA20

PA21

19 000

C-12

PXP – Emerging Growth
Pacific Development Unit



Rocky Point
Type Log
5,490'
7,500'



T-Ridge Project
Platform Irene
Federal Waters
State Waters
Three Mile Limit
Top Sisquoc
Top Monterey
Pt. Pedernales Oil Column 2200 feet ±
T-Ridge Oil Column 3250 feet ±
O/W @ -5148'
A-28
A-1
A-6
Base Monterey
1000 feet
1000 feet
0 feet

23

PXP

PXP – Emerging Growth

Exploration Unit

L/M Miocene Trend – Deepwater Gulf of Mexico

Focus on North America resource trends

L/M Miocene Trend -

Deepwater Gulf of Mexico

Houston

New Orleans

9000’

2.3 BBO Recoverable Discovered to Date

1500’

3000’

4500’

6000’

Winter Park

Chilkoot Kona

Pathfinder

1500’ 3000’

4500’ 6000’

Mad Dog Neptune Atlantis Puma Aspen K-2 K-2 North Shenzi Tahiti Tonga Sturgis

PXP Prospects

Industry Discoveries

9000’

Southern California Real Estate

San Luis Obispo

Montebello

Lompoc Ranch Santa Barbara

Southern California Real Estate

Montebello Aerial

Downtown Los Angeles

Montebello

LAX

Coast

Southern California Real Estate

Montebello Aerial

Operational Drivers

Exploiting Large Resource Base

Los Angeles Basin San Joaquin Valley Pacific Development Unit Eastern Development Unit

Emerging Growth Opportunities

T-Ridge Project—Pacific Development Unit L/M Miocene Trend – Deepwater Gulf of Mexico Southern California Real Estate

Production and Capex 2005 to 2009

BOEPD Operational Capex Thousands ($ Millions)

125 100 75

50

400

25

200

0

2004 2005(E) 2006(E) 2007(E) 2008(E) 2009(E)

Financial Drivers

Improve exposure to commodity prices

Utilize infrastructure to reduce per unit cost structure

Use improved balance sheet to make opportunistic acquisitions

Improved Exposure to Commodity Prices

Acquired $45 floors on 40,000 barrels per day in 2006

Eliminated 2006 swaps and collars

Plan to opportunistically unwind 2007-2008 collars

Estimated 2006 Cash Flow Improvement from Eliminating 2006 Swaps & Collars and Acquiring $45 Floors

Estimated Percentage Change in Cash Flow From Hedge Restructure

45% 30% 15%

0% $35.00 / $6.00 $45.00 / $7.00 $50.00 / $7.50 $60.00 / $7.50

NYMEX Oil/Gas Prices

Sources and Uses of Cash for Announced Transactions

Sources(Uses)

$ Millions

Acquisition of California assets (119)

Sale of East Texas assets 350

Cost to eliminate 2006 swaps and collars (295)

Net use of cash (64)

Relative Valuation

EV/BOE

$16.00 $12.00 $8.00 $4.00

$0.00

PXP Domestic E&P

Oil Focused Avg. Group Avg.

Sources: Howard Weil & Raymond James

Howard Weil

33rd Annual Energy Conference

April 2005

N Y S E : P X P

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